                                                                Exhibit No. 5
                                                                Exhibit No. 23.1

1000 TECHNOLOGY DRIVE, SUITE 2310                Bowles Rice                   5th FLOOR, UNITED SQUARE
FAIRMONT, WEST VIRGINIA 26554             McDavid Graff & Love, pllc               501 AVERY STREET
TELEPHONE 304-368-4000                         ATTORNEYS AT LAW            PARKERSBURG, WEST VIRGINIA 26102
                                                                                TELEPHONE 304-485-8500
105 WEST BURKE STREET                         600 QUARRIER STREET
MARTINSBURG, WEST VIRGINIA 25401              POST OFFICE BOX 1386
TELEPHONE 304-263-0836                CHARLESTON, WEST VIRGINIA 25325-1386     1200 WORLD TRADE CENTER
                                             TELEPHONE 304-347-1100              333 WEST VINE STREET
7000 HAMPTON CENTER, SUITE K                   www.bowlesrice.com             LEXINGTON, KENTUCKY 40507
MORGANTOWN, WEST VIRGINIA 26505                                                 TELEPHONE 606-225-8700
TELEPHONE 304-599-1390
                                                   June 23, 1999

   WRITER'S DIRECT DIAL NUMBERS                                                        E-MAIL
          (304) 347-1131                                                        smurphy@bowlesrice.com
        (304) 343-3058 Fax

First Century Bankshares, Inc.
500 Federal Street
Bluefield, West Virginia   24701

          Re:  Form S-8 Registration Statement
               -------------------------------

Ladies and Gentlemen:

          This opinion is rendered in connection with the Form S-8 Registration Statement (the "Registration Statement") filed by First Century Bankshares, Inc. (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the registration of 200,000 shares of common stock of Registrant, $1.25 par value ("Common Stock") issuable in connection with Registrant's Non-Employee Director Stock Option Plan and Officer Stock Option Plan (the "Plans"), all as set forth in the Registration Statement.

          We are of the opinion that if all the conditions set forth in the Plans are satisfied, the Common Stock, when issued in connection with the Plans in accordance with the terms set forth therein will be duly authorized, validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive rights of any shareholder of Registrant.

          We hereby consent to the use of this opinion as an exhibit to the Registration Statement and to the reference to our firm therein.

                                       Very truly yours,

                                       BOWLES RICE McDAVID GRAFF & LOVE, PLLC


                                       By:  /s/ Sandra M. Murphy
                                            Sandra M. Murphy

SMM/jam